Exhibit 10.5.1
J. Aron & Company | 85 Broad Street | New York, New York 10004
Tel: 212-902-1000
June 26, 2007
Coffeyville Resources, LLC
10 East Cambridge Circle, Suite #250
Kansas City, Kansas 66103
Attention: Tim Rens
Telecopier: (913) 981-0000

Re:	Settlement Deferral
Ladies and Gentlemen:
This is with reference to the ISDA Master Agreement, dated as of June 24, 2005 (the “Agreement”), between J. Aron & Company (“Aron”) and Coffeyville Resources, LLC (“Coffeyville”), and the Transactions thereunder (the “Transactions”) memorialized in:
1.	Confirmation 887311561, with an amended and restated trade date of June 29, 2006;

2.	Confirmation WNP2HLD, with a trade date of June 16, 2005; and

3.	Confirmation WNS2HLB, with a trade date of June 16, 2005 (collectively, the “Confirmations”).
Capitalized terms not otherwise defined herein shall have the meaning set forth in the Agreement and the Confirmations.
You have requested that we permit you to defer the first $45,000,000 of any payment that may be due from you to us under the Transactions at the conclusion of the Determination Period ending on June 30, 2007 (the “Current Determination Period”). Aron is prepared to permit such deferral on the following terms and conditions:
(a)	The Payment Date for the first $45,000,000 (the “Deferral Amount”) of any payments due from Coffeyville to Aron under the Transactions in respect of the Current Determination Period shall be August 7, 2007 (the “Deferred Payment Date”). Amounts in excess of the Deferral Amount, if any, shall be payable on the original Payment Date for the Current Determination Period (the “Original Payment Date”), as set forth in the Confirmations.

Coffeyville Resources, LLC June 26, 2007	-2-
(b)	Interest shall accrue and be payable on the Deferral Amount from (and including) the Original Payment Date to (but excluding) the date of actual payment, at the rate of LIBOR plus 3.25% (as determined by Aron).
All other provisions of the Agreement, the Transactions and the Confirmations shall remain in full force and effect.
This letter agreement may be executed in any number of counterparts, each of which shall constitute an original, but all of which, taken together, shall be deemed to constitute one and the same agreement.
THIS LETTER AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO ANY CONFLICT OF LAW RULES).
J. ARON & COMPANY

By:	/s/ Stanley W. Preston Name: Stanley Preston Title: Vice President J. Aron & Company
ACCEPTED AND AGREED TO THIS
      DAY OF JUNE, 2007.
COFFEYVILLE RESOURCES, LLC

By:	Name: Title:

J. Aron & Company | 85 Broad Street | New York, New York 10004
Tel: 212-902-1000
July 11, 2007
Coffeyville Resources, LLC
10 East Cambridge Circle, Suite #250
Kansas City, Kansas 66103
Attention: Tim Rens
Telecopier: (913) 981-0000

Re:	Settlement Deferral
Ladies and Gentlemen:
This is with reference to the ISDA Master Agreement, dated as of June 24, 2005 (including the schedule thereto, the “Agreement’), between J. Aron & Company (“Aron”) and Coffeyville Resources, LLC (“Coffeyville”), and the Transactions thereunder (the “Transactions”) memorialized in:
1. Confirmation 887311561, with an amended and restated trade date of June 29, 2006;
2. Confirmation WNP2HLD, with a trade date of June 16, 2005; and
3. Confirmation WNS2HLB, with a trade date of June 16, 2005 (collectively, with the Confirmations listed at 1 and 2 above, the “Confirmations”).
Reference is also made to (a) the letter from us to you dated June 26, 2007 (the “June 26 Letter”) with respect to the deferral of the first $45,000,000 (the “Original Deferred Amount”) of payment that was due at the conclusion of the Determination Period ending June 30, 2007 (the “June Determination Period”) and (b) the letter from us to you dated July 9, 2007 with respect to the deferral of the amount in excess of the Original Deferral Amount (the “July 9 Letter”). Such excess, which is in an amount equal to $43,680,925.47 million, is referred to herein as the “Current Deferred Amount.”
Capitalized terms not otherwise defined herein shall have the meaning set forth in the Agreement, the Confirmations, the June 26 Letter and the July 9 Letter.
You have requested that we permit you to defer the Current Deferred Amount (in addition to the Original Deferred Amount previously deferred) which is due from you to us under the Transactions in respect of the June Determination Period.

Coffeyville Resources, LLC
July 11, 2007
Aron is prepared to permit the deferral of the Current Deferred Amount, but only to July 25, 2007, on the following terms and conditions:
(a) each of GS Capital Partners V Fund, L.P., a limited partnership duly organized under the laws of the State of Delaware (“GSCPV”), and Kelso Investment Associates VII, L.P., a limited partnership duly organized under the laws of the State of Delaware (“Kelso” and, together with GSCPV, the “Guarantors”), agrees to guaranty one half of the Current Deferred Amount pursuant to guaranties in the form attached to this letter agreement (each, a “Guaranty” and collectively, the “Guaranties”); and
(b) interest shall accrue and be payable on the Current Deferred Amount from (and including) July 9, 2007 to (but excluding) the date of actual payment, at the rate of LlBOR plus 1.50% (as determined by Aron).
The Agreement shall be amended as follows, for so long as the Guaranties are in effect:
(i) Section 4(f) of the Schedule to the Agreement is amended to add the following at the end of such Section, “The Guaranties, as defined in the July 11, 2007 Letter Agreement between Aron and Counterparty.”; and
(ii) Section 4(g) of the Schedule to the Agreement is amended to add the following sentence at the end of such Section, “Notwithstanding the foregoing, the Guarantors, as defined in the July 11, 2007 Letter Agreement between Aron and Counterparty, shall be Credit Support Providers in relation to Counterparty.”.
As a condition to the settlement deferral described above, Coffeyville hereby represents that it has, on the date hereof, and covenants that at all times prior to the payment of the Current Deferred Amount will maintain, available liquidity of not less than the Current Deferred Amount. Unless Aron and Coffeyville agree to a different arrangement subsequent to the date hereof, Coffeyville covenants that it will apply such available liquidity on July 25, 2007 to pay the Current Deferred Amount to Aron.
All other provisions of the Agreement, the Transactions and the Confirmations shall remain in full force and effect.
This letter agreement may be executed in any number of counterparts, each of which shall constitute an original, but all of which, taken together, shall be deemed to constitute one and the same agreement.

Coffeyvile Resources, LLC
July 11, 2007
THIS LETTER AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO ANY CONFLICT OF LAW RULES).
J. ARON & COMPANY
By:
Name:
Title:
ACCEPTED AND AGREED TO THIS 11th DAY
OF JULY, 2007.
COFFEYVILLE RESOURCES, LLC
By:
Name:
Title:

J. Aron & Company  l  85 Broad Street  l  New York, New York 10004
Tel: 212-902-1000
July 26, 2007
Coffeyville Resources, LLC
10 East Cambridge Circle, Suite #250
Kansas City, Kansas 66103
Attention: Tim Rens
Telecopier: (913) 981-0000

Re:	Revised Settlement Deferral
Ladies and Gentlemen:
This is with reference to the letter from us to you dated July 11, 2007 (as amended by this letter agreement, the “July 11 Letter”). Capitalized terms not otherwise defined herein shall have the meaning set forth in the July 11 Letter.
You have requested that we permit you to defer further the Original Deferred Amount and the Current Deferred Amount and interest that has accrued on the Original Deferred Amount and the Current Deferred Amount in accordance with the June 26 Letter and the July 11 Letter, respectively (the “Accrued Interest and, together with the Original Deferred Amount and the Current Deferred Amount, the “Deferred Amounts”).
Aron is prepared to extend the deferral of the Deferred Amounts to September 7, 2007, on the following terms and conditions:
(a) each of the Guarantors agrees to guaranty one half of the Deferred Amounts pursuant to guaranties in the form attached to this letter agreement (each, a “Revised Guaranty” and collectively, the “Revised Guaranties”); and
(b) interest shall accrue and be payable on the Original Deferred Amount and the Current Deferred Amount from (and including) July 26, 2007 to (but excluding) the date of actual payment, at the rate of LIBOR plus 1.50% (as determined by Aron).
The Agreement shall be amended as follows, for so long as the Revised Guaranties are in effect:
(i) Section 4(f) of the Schedule to the Agreement is amended to add the following at the end of such Section, “The Revised Guaranties, as defined in the July 26, 2007 Letter Agreement between Aron and Counterparty.”; and

Coffeyville Resources, LLC
July 26, 2007
(ii) Section 4(g) of the Schedule to the Agreement is amended to add the following sentence at the end of such Section, “Notwithstanding the foregoing, the Guarantors, as defined in the July 26, 2007 Letter Agreement between Aron and Counterparty, shall be Credit Support Providers in relation to Counterparty.”.
Upon receipt of a Revised Guaranty from a Guarantor, the Guaranty previously issued by such Guarantor shall be deemed terminated. All other provisions of the Agreement, the Transactions, the Confirmations, the June 26 Letter and the July 11 Letter shall remain in full force and effect; provided, however, that the third to last paragraph on page 2 of the July 11 Letter (beginning “As a condition . . . .”) is deleted in its entirety and shall have no force or effect.
This letter agreement may be executed in any number of counterparts, each of which shall constitute an original, but all of which, taken together, shall be deemed to constitute one and the same agreement.
     [REMAINDER OF PAGE IS LEFT BLANK]

Coffeyville Resources, LLC
July 28, 2007
THIS LETTER AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO ANY CONFLICT OF LAW RULES).
J. ARON & COMPANY
By: /s/ Colleen Foster

Name: Colleen Foster
Title:    Managing Director
ACCEPTED AND AGREED TO THIS 26th DAY
OF JULY, 2007.
COFFEYVILLE RESOURCES, LLC
By: /s/ Stanley A. Riemann

Name: Stanley A. Riemann
Title:    C.O.O.

July 26, 2007
J. Aron & Company
85 Broad Street
New York, New York 10004
Ladies and Gentlemen:
For value received, GS Capital Partners V, L.P., a limited partnership duly organized under the laws of the State of Delaware (“GSCP V” or the “Guarantor”) hereby unconditionally guarantees the prompt and complete payment, whether by acceleration or otherwise, of 50% of the Deferred Amounts (as defined in the Letter Agreement referred to below) plus accrued and unpaid interest (as provided in such Letter Agreement) (collectively, the “Obligations”) of Coffeyville Resources, LLC, a limited liability company that is owned by affiliates of GSCP V, Kelso Investment Associates VII, L.P. (“Kelso”), and certain members of the management of the Company (as defined below) and is duly organized under the laws of the State of Delaware (the “Company”), to J. Aron & Company (the “Counterparty”) under the ISDA Master Agreement between the Company and the Counterparty dated as of June 24, 2005 and the Schedule to the ISDA Master Agreement dated as of June 24, 2005 under the Letter Agreement from the Counterparty to the Company, dated July 26, 2007 (without giving effect to any further amendments thereto, the “Letter Agreement”). Both the Counterparty and the Guarantor agree and acknowledge that upon execution of this Guaranty, the previous Guaranty of the Guarantor, dated as of July 11, 2007, will automatically terminate. GSCP V shall receive on or prior to the date of this Guaranty a copy of the guarantee provided by Kelso dated as of July 26, 2007 (as amended from time to time, the “Kelso Guaranty”). GSCP V authorizes the Counterparty to provide a copy of this Guaranty to Kelso.
Counterparty agrees that at any time that a payment is requested under this Guaranty, Counterparty shall make a pro rata request for payment under the Kelso Guaranty and the Guarantor shall at no time be required to pay an amount in excess of its pro rata share of the aggregate amount of payment required at such time. This Guaranty is one of payment and not of collection.
The Guarantor hereby waives notice of acceptance of this Guaranty and notice of any obligation or liability to which it may apply, and waives presentment, demand for payment, protest, notice of dishonor or non-payment of any such obligation or liability, suit or the taking of other action by Counterparty against, and any other notice to, the Company, the Guarantor or others.

The Guarantor represents and warrants that it will have sufficient cash and available capital commitments, amounts available for retention or recall by the Guarantor and/or other sources of liquidity to make payment of the Obligations when due and payable.
Counterparty may at any time and from time to time without notice to or consent of the Guarantor and without impairing or releasing the obligations of the Guarantor hereunder: (1) agree with the Company to make any change in the terms of any obligation or liability of the Company to Counterparty (provided that the Counterparty shall obtain the consent of the Guarantor, such consent not to be unreasonably withheld, prior to making a change that would cause the Deferred Amounts (as defined in the Letter Agreement), excluding interest thereon and the Accrued Interest, to exceed $88,700,000),(2) take or fail to take any action of any kind in respect of any security for any obligation or liability of the Company or any other guarantor to Counterparty, (3) exercise or refrain from exercising any rights against the Company or others, (4) release, surrender, compromise, settle, rescind, waive alter, subordinate or modify and other guaranties of the Obligations or (5) compromise or subordinate any obligation or liabilty of the Company to Counterparty including any security therefor. Any other suretyship defenses are hereby waived by the Guarantor.
This Guaranty is irrevocable and shall remain in full force and effect and be binding upon Guarantor, its successors and assigns, until all of the Obligations have been satisfied in full. The Guarantor further agrees that this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time payment or any part thereof, of any Obligations payable by it or interest thereon, is rescinded or must otherwise be restored or returned by Counterparty upon the bankruptcy, insolvency, dissolution or reorganization of the Company.
The Guarantor may not assign its rights nor delegate its obligations under this Guaranty, in whole or in part, without prior written consent of the Counterparty, and any purported assignment or delegation absent such consent is void, except for (1) one or more assignments and delegations of all or a portion of its obligations hereunder to any of GS Capital Partners V Institutional, L.P., GS Capital Partners V Offshore, L.P., GS Capital Partners V GmbH & Co. KG., GS Capital Partners V Fund, L.P., GS Capital Partners V Employee Fund, L.P., and GS Capital Partners V Offshore Fund, L.P. such that each such fund has assumed by contract its pro rata portion of the Obligations and/or (2) an assignment and delegation of all of the Guarantor’s rights and obligations hereunder in whatever form the Guarantor determines may be appropriate to a partnership, corporation, trust or other organization in whatever form that succeeds to all or substantially all of the Guarantor’s assets and business and that assumes such obligations by contract, operation of law or otherwise. Upon any such delegation and assumption of obligations, the Guarantor shall be relieved of and fully discharged from all obligations hereunder, whether such obligations arose before or after such delegation and assumption.

Guarantor acknowledges that the Kelso Guaranty may not be amended or waived nor any consent or departure be effective without its prior written consent. Guarantor agrees that any such consent shall not be unreasonably withheld.
No amendment or waiver of any provision of this Guaranty nor consent to any departure by the Guarantor herefrom shall in any event be effective unless the same shall be in writing and signed by the Guarantor and the Counterparty, and which amendment, waiver, consent or departure shall be consented to by Kelso.
THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW. THE GUARANTOR AGREES TO THE EXCLUSIVE JURISDICTION OF COURTS LOCATED IN THE STATE OF NEW YORK, UNITED STATES OF AMERICA, OVER ANY DISPUTES ARISING UNDER OR RELATING TO THIS GUARANTY.
Very truly yours,
GS Capital Partners V, L.P.
On behalf of GS Capital Partners V
Institutional, L.P., GS Capital Partners
V Offshore, L.P., GS Capital Partners V
GmbH & Co. KG., GS Capital Partners
V Fund, L.P., GS Capital Partners V
Employee Fund, L.P., and GS Capital
Partners V Offshore Fund, L.P.
BY: GSCP Advisors, L.L.C.
       its General Partner
By: /s/         [illegible]

            Authorized Officer

July 26, 2007
J. Aron & Company
85 Broad Street
New York, New York 10004
Ladies and Gentlemen:
For value received, Kelso Investment Associates VII, L.P., a limited partnership duly organized under the laws of the State of Delaware (“Kelso” or the “Guarantor”) hereby unconditionally guarantees the prompt and complete payment, whether by acceleration or otherwise, of 50% of the Deferred Amounts (as defined in the Letter Agreement referred to below) plus accrued and unpaid interest (as provided in such Letter Agreement) (collectively, the “Obligations”) of Coffeyville Resources, LLC, a limited liability company that is owned by Kelso, GS Capital Partners V, L.P. (“GSCP V”) and certain members of the management of the Company (as defined below) and is duly organized under the laws of the State of Delaware (the “Company”), to J. Aron & Company (the “Counterparty”) under the ISDA Master Agreement between the Company and the Counterparty dated as of June 24, 2005 and the Schedule to the ISDA Master Agreement dated as of June 24, 2005 that are due in accordance with the Letter Agreement from the Counterparty to the Company, dated July 26, 2007 (the “Letter Agreement”) within 12 days following receipt by the Guarantor of a written request from the Counterparty. Both the Counterparty and the Guarantor agree and acknowledge that upon execution of this Guaranty, the previous Guaranty of the Guarantor, dated as of July 11, 2007, wil automatically terminate. Kelso shall receive on or prior to the date of this Guaranty a copy of the guarantee provided by GSCP V dated as of July 26, 2007 (as amended from time to time, the “GSCP V Guaranty”). Kelso authorizes the Counterparty to provide a copy of this Guaranty to GSCP V.
Counterparty agrees that at any time that a payment is requested under this Guaranty, Counterparty shall make a pro rata request for payment under the GSCP V Guaranty and the Guarantor shall at no time be required to pay an amount in excess of its pro rata share of the aggregate amount of payment required at such time. This Guaranty is one of payment and not of collection.
The Guarantor hereby waives notice of acceptance of this Guaranty and notice of any obligation or liability to which it may apply, and waives presentment, demand for payment, protest, notice of dishonor or non-payment of any such obligation or liability, suit or the taking of other action by Counterparty against, and any other notice to, the Company, the Guarantor or others.

The Guarantor represents and warrants that it has sufficient cash and available capital commitments to make payment of the Obligations and covenants to maintain such cash and available capital commitments until satisfaction and release of all obligations of the Guarantor hereunder.
Without limiting the Guarantor’s obligations under the immediately preceding paragraph, the Guarantor and its respective general partners agree to take all action as may be necessary so that, at all time prior to the satisfaction and release of all obligations of the Guarantor under this Guaranty pursuant to the terms herein, the Guarantor and/or its general partners shall have caused its respective affiliates to reserve capital in amounts sufficient to fund in a timely manner all obligations of the Guarantor under the this Guaranty.
Counterparty may at any time and from time to time without notice to or consent of the Guarantor and without impairing or releasing the obligations of the Guarantor hereunder: (1) agree with the Company to make any change in the terms of any obligation or liability of the Company to Counterparty, (2) take or fail to take any action of any kind in respect of any security for any obligation or liability of the Company or any other guarantor to Counterparty, (3) exercise or refrain from exercising any rights against the Company or others, (4) release, surrender, compromise, settle, rescind, waive alter, subordinate or modify and other guaranties of the Obligations or (5) compromise or subordinate any obligation or liability of the Company to Counterparty including any security therefor; provided that notwithstanding the foregoing, the Counterparty shall not, without the consent of the Guarantor (i) change the duration of the deferral provided in the Letter Agreement, (ii) increase the Deferred Amounts (as defined in the Letter Agreement), (ii) otherwise amend, waive or modify any other provision of the Letter Agreement or (iv) take any affirmative action to release any Collateral (as defined in the Loan Agreement). Any other suretyship defenses are hereby waived by the Guarantor.
This Guaranty is irrevocable and shall remain in full force and effect and be binding upon Guarantor, its successors and assigns, until all of the Obligations have been satisfied in cash in full (the date on which the Obligations are so satisfied being the “Satisfaction Date”). The Guarantor further agrees that this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time payment or any part thereof, of any Obligations or interest thereon, is rescinded or must otherwise be restored or returned by Counterparty; provided, however, that this sentence shall cease to be operative on the earlier of (i) the date twelve months plus one calendar day after the Satisfaction Date (if within such period (a) the Company has not become a debtor under the United States Bankruptcy Code 11 U.S.C. § 101 et seq. (as now and hereafter in effect, or any successor statute) or any similar State or Federal statue and (b) no action has been brought against the Counterparty seeking to recover or rescind any such payment) and (ii) the date, following the Satisfaction Date, when the Company consummates initial public offering of the Company’s common stock following which the Company’s common stock is listed on any internationally recognized exchange of dealer quotation system, all or a portion of the net proceeds of which are used to payor prepay at least $280,000,000 of the Company’s indebtedness (a “Qualified IPO”); provided that if a Qualified IPO occurs prior to the Satisfaction Date, the obligations hereunder shall terminate on the Satisfaction Date.
The Guarantor may not assign its rights nor delegate its obligations under this Guaranty, in whole or in part, without prior written consent of the Counterparty, and any purported assignment or delegation absent such consent is void, except for an assignment and delegation of all of the Guarantor’s rights and obligations hereunder in whatever form the Guarantor determines may be appropriate to a partnership, corporation, trust or other organization in whatever form that succeeds to all or substantially all of the Guarantor’s assets and business and that assumes such obligations by contract, operation of law or otherwise. Upon any such delegation and assumption of obligations, the Guarantor shall be relieved of and fully discharged from all obligations hereunder, whether such obligations arose before or after such delegation and assumption.
The Guarantor and the Counterparty acknowledges that the GSCP V Guaranty may not be amended or waived nor any consent or departure be effective without the Guarantor’s prior written consent. Guarantor agrees that any such consent shall not be unreasonably withheld.
No amendment or waiver of any provision of this Guaranty nor consent to any departure by the Guarantor herefrom shall in any event be effective unless the same shall be in writing and signed by the Guarantor and the Counterparty, and which amendment, waiver, consent or departure shall be consented to by GSCP V.
THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW. THE GUARANTOR AGREES TO THE EXCLUSIVE JURISDICTION OF COURTS LOCATED IN THE STATE OF NEW YORK, UNITED STATES OF AMERICA, OVER ANY DISPUTES ARISING UNDER OR RELATING TO THIS GUARANTY.

Very truly yours,
Kelso Investment Associates VII, L.P.
By: Kelso GP VII, L.P., the General Partner
By: Kelso GP VII, LLC, its general partner
By: /s/ [illegible]

Authorized Officer

Accepted and agreed to with respect
to the 2nd, 6th, 9th and 10th paragraphs above, as of
the date first above written:

J. Aron & Company

By:	/s/ Colleen Foster
Name:	Colleen Foster
Title:	Managing Director

August 23, 2007
Coffeyville Resources, LLC
10 East Cambridge Circle, Suite #250
Kansas City, Kansas 66103
Attention: Tim Rens
Telecopier: (913) 981-0000

Re:	Revised Settlement Deferral
Ladies and Gentlemen:
This is with reference to the letters from us to you dated July 11, 2007 and July 26, 2007 (as amended by this letter agreement, collectively, the “July Letter”). Capitalized terms not otherwise defined herein shall have the meaning set forth in the July Letter.
You have requested that we permit you to (a) defer further (i) the Original Deferred Amount and the Current Deferred Amount and (ii) interest that has accrued on the Original Deferred Amount and the Current Deferred Amount in accordance with the June 26 Letter and the July 11 Letter, respectively, and as modified by the July 26 Letter (the “Accrued Interest”), and (b) defer $35,000,000 of the payment due at the conclusion of the Determination Period ending September 30, 2007 (the “Third Quarter Deferral Amount”, and, together with the Accrued Interest, the Original Deferred Amount and the Current Deferred Amount, the “Deferred Amounts”, such amounts to be scheduled payments to be made according to this letter and current liabilities of Coffeyville Resources, LLC (the “Company”)).
Aron is prepared to extend the deferral of the Deferred Amounts as provided herein subject to the following terms and conditions:
(a) each of the Guarantors agrees to guaranty one half of the Deferred Amounts pursuant to guaranties in the forms attached to this letter agreement (each, a “Revised Guaranty” and collectively, the “Revised Guaranties”); and
(b) interest shall accrue and be payable on (x) the Original Deferred Amount from (and including) July 11, 2007, (y) the Current Deferred Amount from (and including) July 26, 2007 and (z) the Third Quarter Deferral Amount from (and including) October 5, 2007, in each case to (but excluding) the date of actual payment, at the rate of LIBOR plus 1.50% (as determined by Aron).

Coffeyville Resources, LLC
August 23, 2007	-2-
The Deferred Amounts shall be due and payable in full on January 31, 2008 unless a IPO (as defined in the 2007 Credit Agreement (as defined below)) occurs, in which case the following terms will apply:
(i) thereafter, in the event that the Company and its Subsidiaries shall have Consolidated Excess Cash Flow (as defined below) for any calendar quarter ending after January 31, 2008, the Company shall, no later than the fifth Local Business Day (as defined in the Agreement) following the conclusion of each such calendar quarter, prepay the Deferred Amounts in an aggregate amount equal to 37.5% of such Consolidated Excess Cash Flow (For purposes of this letter agreement “Consolidated Excess Cash Flow” shall mean, for any quarter, an amount (if positive) equal to: (i) the sum, without duplication, of the amounts for such period of (a) Consolidated Adjusted EBITDA, plus (b) the Consolidated Working Capital Adjustment plus (c) extraordinary Cash gains excluded from Consolidated Adjusted EBITDA, plus (d) net decreases in cash required to be on deposit with counterparties pursuant to outstanding derivative instruments permitted under the 2006 Credit Agreement (as defined below), minus (ii) the sum, without duplication, of the amounts for such period of (a) scheduled repayments of Consolidated Total Debt (excluding repayments of Revolving Loans or Swing Line Loans except to the extent the Revolving Commitments under and as defined in the 2007 Credit Agreement are permanently reduced in connection with such repayments and except to the extent that such repayments of Revolving Loans under and as defined in the 2007 Credit Agreement are subject to the $25,000,000 limitation set forth in Section 6.16 of the 2007 Credit Agreement referred to below), (b) Consolidated Capital Expenditures ((x) excluding any Consolidated Capital Expenditures funded through the utilization of the Available Amount (calculated after giving effect to amounts that have been applied to, or will be required to be applied to, the payment of the Deferred Amounts, plus interest accrued thereon, pursuant to this letter) and (y) net of any proceeds of (1) any related financings with respect to such Consolidated Capital Expenditures and (2) any sales of assets used to finance such Consolidated Capital Expenditures), (c) Consolidated Cash Interest Expense, (d) provisions for (x) current taxes of Holdings, the Company and its Subsidiaries and payable in cash with respect to such period and (y) (1) cash payments that will be settled and payable by the Company and its Subsidiaries under the Agreement during the next period that are associated with earnings for the current period, to the extent such payments have not otherwise been deducted from, used to reduce or excluded from the sum calculated pursuant to clause (i) above, less (2) cash payments received by the Companies and its Subsidiaries under the Agreement during such period, to the extent such payments have not otherwise been added to, used to increase or included in the sum calculated pursuant to clause (i) above; provided that (A) any payments included in clause (1) immediately above shall not reduce Consolidated Net Income in the next period for

Coffeyville Resources, LLC
August 23, 2007	-3-
purposes of the calculation of Consolidated Excess Cash Flow and (B) any payments included in clause (2) immediately above shall not increase Consolidated Net Income in the next period for purposes of the calculation of Consolidated Excess Cash Flow, (e) any Cash amounts made by Holdings pursuant to Sections 6.5(a)(i) through (iv) and 6.5(a)(vi) of the 2006 Credit Agreement referred to below to the extent such amounts have not been deducted from Consolidated Net Income, (f) Cash amounts which have been included in Consolidated Adjusted EBITDA for such period pursuant to clauses (i)(g), (i)(h), (i)(i), (i)(j), (i)(k), (i)(l), (i)(m) and (i)(n) of the definition thereof, (g) extraordinary Cash losses (including any premiums associated with the prepayment of Indebtedness to the extent such payment is accounted for as an extraordinary item), (h) net increases in cash required to be on deposit with counterparties pursuant to outstanding derivative instruments permitted under the 2006 Credit Agreement) and (i) payments of the Deferred Amounts pursuant to the operation of this clause (i) during such (to the extent not deducted in the calculation of Consolidated Working Capital Adjustment); and
(ii) all remaining Deferred Amounts, plus interest accrued thereon, shall be due and payable in full on August 31, 2008.
Terms used in clause (i) above and not otherwise defined shall have the meaning set forth in the Second Amended and Restated Credit and Guaranty Agreement, dated as of December 28, 2006, among the Company, Holdings, the Guarantors, the lenders party thereto from time to time, Goldman Sachs Credit Partners, L.P. and Credit Suisse Securities (USA) LLC, as joint lead arrangers and joint bookrunners, Credit Suisse, as administrative agent, collateral agent, funded L/C issuing bank and as revolving issuing bank, Deutsche Bank Trust Company Americas, as syndication agent and ABN AMRO Bank N.V., as documentation agent, as amended by the First Amendment to Second Amended and Restated Credit and Guaranty Agreement dated on or about the date hereof, among the Company, Holdings, the Guarantors, the lenders listed on the signature pages thereto, GSCP and Credit Suisse Securities (USA) LLC, as joint lead arrangers and joint bookrunners, and Credit Suisse, as administrative agent and collateral agent (collectively, the “2006 Credit Agreement”).
The Agreement is hereby amended as follows, for so long as the Revised Guaranties are in effect:
(1) Section 4(f) of the Schedule to the Agreement is amended to add the following at the end of such Section, “The Revised Guaranties, as defined in the August 23, 2007 Letter Agreement between Aron and Counterparty.”; and
(2) Section 4(g) of the Schedule to the Agreement is amended to add the following sentence at the end of such Section, “Notwithstanding the foregoing, GS Capital

Coffeyville Resources, LLC
August 23, 2007	-4-
Partners V, L.P. and Kelso Investment Associates VII, L.P., as the Guarantors, shall be Credit Support Providers in relation to Counterparty.”; and
The Agreement is further hereby amended as follows, for so long as any portion of any of the Deferred Amounts or the interest thereon remains outstanding:
(A) The provisions (including the definitions used therein) included in Section 6 of the Secured Credit and Guaranty Agreement, dated as of August 23, 2007 among the Company, Coffeyville Pipeline, Inc., Coffeyville Refining & Marketing, Inc., Coffeyville Nitrogen Fertilizers, Inc., Coffeyville Crude Transportation, Inc., Coffeyville Terminal, Inc., CL HV Holdings, LLC, as Holdings, Certain Subsidiaries of Holdings, as Guarantors, Various Lenders, Goldman Sachs Credit Partners L.P. (“GSCP”), as Sole Lead Arranger, Sole Bookrunner, Administrative Agent and Collateral Agent (as in effect on the date hereof, without giving effect to any subsequent amendment, modification, supplement, waiver, amendment and restatement or termination thereof, the “2007 Credit Agreement”) are incorporated by reference into the Agreement under Section 4 of the Agreement as additional subparagraphs and default under any such provision shall constitute an Event of Default with respect to the Company as the Defaulting Party under Section 5(a)(ii) of the Agreement; provided that the phrase “if such failure is not remedied on or before the thirtieth day after notice of such failure is given to the party” at the end of Section 5(a)(ii) is hereby deleted in relation to these incorporated provisions; and
(B) Section 3(b) of the Agreement is hereby amended to include the following as an addition to the table set forth therein:

Covered bv
Party required		Date by which to be	Section 3(d)
to deliver	Form/Document/Certificate	delivered	Representation
Counterparty	Certificate from Chief Financial Officer setting forth in detail the calculation of the Consolidated Excess Cash Flow for the immediately preceding calendar quarter	Not later than the fifth Local Business Day following the conclusion of each calendar quarter after a Designated IPO has occurred	Yes
Upon receipt of a Revised Guaranty from a Guarantor, the Guaranty dated July 26, 2007 previously issued by such Guarantor shall be deemed terminated. All other provisions of the Agreement, the Transactions, the Confirmations, the June 26 Letter and the July Letters shall remain in full force and effect.
This letter agreement may be executed in any number of counterparts, each of which shall constitute an original, but all of which, taken together, shall be deemed to constitute one and the same agreement.

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August 23, 2007	-5-

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August 23, 2007	-6-
THIS LETTER AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO ANY CONFLICT OF LAW RULES).

J. ARON & COMPANY

By:	/s/ [illegible]

Name:
Title:

ACCEPTED AND AGREED TO THIS 23rd DAY
OF AUGUST, 2007.

COFFEYVILLE RESOURCES, LLC

By:

Name:
Title:

Coffeyville Resources, LLC
August 23, 2007	-6-
THIS LETTER AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO ANY CONFLICT OF LAW RULES).

J. ARON & COMPANY

By:

Name:
Title:

ACCEPTED AND AGREED TO THIS 23rd DAY
OF AUGUST, 2007.

COFFEYVILLE RESOURCES, LLC

By:	/s/ James T. Rens

Name: James T. Rens
Title: CFO